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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                      February 4, 2003 (February 4, 2003)

                             The Warnaco Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                 1-10857                                   95-4032739

        (Commission File Number)               (IRS Employer Identification No.)


             90 Park Avenue
              New York, NY                                   10016

(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 661-1300

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         The Warnaco Group, Inc. (the "Company") announced on February 4, 2003 that it emerged from its reorganization proceedings under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. 'SS''SS'101-1330, as amended (the "Bankruptcy Code") pursuant to the Joint Plan of Reorganization of the Warnaco Group, Inc. and its Affiliated Debtors and Debtors in Possession under Chapter 11 of the Bankruptcy Code, as amended on November 8, 2002 (the "Plan"). The press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit No.          Description

            99.1 Press Release, dated February 4, 2003, announcing the Company's emergence from its reorganization proceedings under Chapter 11 of the Bankruptcy Code.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2003

                                     The Warnaco Group, Inc.


                                     By:      /s/ Stanley P. Silverstein
                                        ----------------------------------------
                                     Name:  Stanley P. Silverstein
                                     Title: Vice President--Administration,
                                            Chief Administrative Officer
                                            and Secretary



                              STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'
The section symbol shall be expressed as....................................'SS'